Exhibit 10.7(b)


                               THOMAS C. DONNELLY
                        VALLEYCREST LANDSCAPE DEVELOPMENT
                             24151 VENTURA BOULEVARD
                               CALABASAS, CA 91302

                                 MARCH 20, 2006


Board of Directors
American Mold Guard, Inc.
30200 Rancho Viejo Road
Suite G
San Juan Capistrano, CA 92675
Attention: Mr. Tom Blakely

Dear Sirs:

         This letter confirms my acceptance of your offer to join the Board of Directors of American Mold Guard, Inc. immediately upon effectiveness of the company's initial public offering.



                                                   Very truly yours,

                                                   /s/ THOMAS C. DONNELLY